First Quarter 2018 MEMBER FDIC

Forward Looking Statement and Risk Factors This presentation contains or incorporates statements that we believe are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. 1

Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non- GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries. 2

Corporate Profile Corporate Profile • Headquartered in Indiana, PA • $7.0 billion in assets (as of 03.31.18) • $1.4 billion market cap (as of 03.31.18) • Locations in 5 regional markets • Stock symbol: STBA 3

STBA Investment Thesis STBA Investment Thesis • Above peer performance • Demonstrated expense discipline and efficiency • Organic growth • Strategic and effective mergers and expansion • Stable regional markets with long-term oil and gas benefit • Sound asset quality 4

STBA Investment Thesis The Right Size • Big enough to: • Provide full complement of products and services • Access technology • Access capital markets • Attract talent • Expand – mergers and acquisitions/de novo • Small enough to: • Stay close to our customers • Understand our markets • Be responsive 5

Performance Return on Average Assets 1.8% 1.6% 1.51% 1.4% 1.22% 1.22%(2) 1.2% 1.13% 1.08% Peer(1) 1.0% 1.03% 0.8% 0.6% 0.4% 0.2% 0.0% 2014 2015 2016 2017 1Q18 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets (2)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 6 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.

Performance Return on Average Equity 15.0% 12.5% 11.92% (2) 9.71% 9.90% 10.0% Peer(1) 8.94% 8.67% 8.37% 7.5% 5.0% 2.5% 0.0% 2014 2015 2016 2017 1Q18 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets (2)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 7 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.

Performance Return on Average Tangible Equity (2) 25.0% 20.0% 17.83% 15.08%(3) 15.0% 14.39% 14.02% 13.71% (1) Peer 12.77% 10.0% 5.0% 0.0% 2014 2015 2016 2017 1Q18 (1) SNL Financial Custom Peer Group Holding Companies with $3-10 Billion of Assets (2) ) Refer to appendix for reconciliation of non-GAAP financial measures 8 (3)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.

Expenses Non Interest Expense / Average Assets 3.5% 3.0% 2.46% Peer(1) 2.5% 2.30% 2.17% 2.10% 2.09% 2.0% 1.5% 1.0% 0.5% 0.0% 2014 2015 2016 2017 1Q18 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets 9

Expenses Efficiency Ratio(2) 70% Peer(1) 60% 58.67% 55.86% 54.06% 51.77% 50.35% 50% 40% 2014 2015 2016 2017 1Q18 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets 10 (2)Refer to appendix for reconciliation of Non-GAAP financial measures

Mergers and expansion Integrity Bank North Shore Pittsburgh Mainline National Bank Gateway Bank acquired acquired LPO opened - acquired - March 9, 2012 August 13, 2012 March 4, 2015 November 16, 2016 Northeast Ohio Central Ohio LPO Western NY LPO S&T Bank branch Loan Production Office opened – January 21, 2014 opened – March opens in Akron, OH opened – August 27, 2012 23, 2015 December 21, 2015 $7,060 $7,005 $7,000 $6,943 $6,318 866 $6,000 ) s n o i l l $4,965 i $5,000 6,943 7,060 7,005 M ( $ $4,527 $4,533 126 242 5,452 $4,000 4,965 4,533 4,159 $3,000 2012 2013 2014 2015 2016 2017 1Q18 11 S&TBank Mainline Bank Gateway Bank Integrity Bank

Markets Loan Growth by Market 2012 2018 Western NY Western NY Northeast OH Northeast OH Central PA Southwestern PA Central PA Southwestern PA Central OH Central OH 12

Markets S&T Operates in 5 Regional Markets MSAs Locations Deposits(2) Loans(2) Pittsburgh Southwestern PA(1) Altoona 50 $3,854 $2,906 Johnstown Lancaster Central PA Harrisburg 8 680 834 York Other PA 117 394 Total PA 4,651 4,134 Northeast OH Akron 1 39 308 Cleveland Central OH Columbus 1 27 299 Other OH 16 172 Total OH 82 779 Western NY Rochester 1 10 383 Buffalo Other NY 16 160 Total NY 26 543 Total Other States 628 278 Total $5,387 $5,734 (1) Includes Pittsburgh, Altoona & Johnstown MSAs and Indiana, Clearfield & Jefferson Counties (2) Based on customer residence 13 Dollars in millions as of March 31, 2018

Asset quality Nonperforming Loans / Total Loans 1.00% 0.76% 0.75% 0.70% 0.50% Peer(1) 0.42% 0.37% 0.32% 0.25% 0.00% 2014 2015 2016 2017 1Q18 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets 14

Asset quality Net Charge Offs / Average Loans 0.30% 0.25% 0.22% 0.20% 0.18% Peer(1) 0.10% 0.00% 0.00% (0.01)% -0.10% 2014 2015 2016 2017 1Q18 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets 15

Asset quality Loan Mix As of 03.31.18 Total Portfolio Loans $5,731 Commercial Commercial Consumer $4,492 $1,239 Consumer 78% 22% Other $67 5% C&I $1,407 31% CRE Home Equity $2,761 Mortgage/ $475 61% Construction Construction 38% $697 $324 57% 8% 16 in $ Millions

Asset quality Commercial Real Estate Diversification As of 03.31.18 Total CRE $2,761 million Multi-Family 12% Offices 14% Healthcare 11% Recreational 1% Mobile Home Park 2% Convenience Stores 2% Restaurant 2% Student Rentals 3% Hotels 11% Dealerships 3% Warehouse/Storage 4% Other 6% Strip Malls 9% Manufacturing 6% 17 Flex/Mixed Use 8% Retail Space 6%

Asset quality Commercial & Industrial Diversification As of 03.31.18 Total C&I $1,407 million Manufacturing 14% Retail Trade 14% Information 1% Public Admin. 10% Agriculture 1% Arts, Enter. & Recr. 1% Food Svs. 1% Support Svs. 1% Finance/Insurance 2% Mining 2% Transportation 3% RE- Rent/Lease 10% Professional Svs. 3% Wholesale Trade 4% Health Care 9% Construction 5% Other Svs. 6% 18 Educational Svs 7% Utilities 6%

Rate Sensitivity Net Interest Margin Betas As of 03.31.18 1Q18 vs Balance 3Q16 1Q18 3Q16 Beta 1Q18 Fed Funds 0.50% 1.53% 1.03% Net Interest Margin - FTE(1) 3.46% 3.59% 0.13% 13% Total Interest Earning Assets 3.87% 4.28% 0.41% 40% $6.5 Total Costing Liabilities 0.56% 0.95% 0.39% 38% 4.7 Securities - FTE 2.46% 2.77% 0.31% 31% 0.7 Loans - FTE 4.08% 4.50% 0.42% 40% 5.7 Deposits (Excludes DDA) 0.52% 0.80% 0.28% 27% 4.0 Borrowings 0.87% 1.79% 0.92% 89% 0.7 Total Deposits (Includes DDA) 0.39% 0.60% 0.20% 20% 5.3 Core Deposits (Excludes CDs) 0.16% 0.32% 0.17% 16% 3.7 (1) Refer to appendix for reconciliation of Non-GAAP financial measures appendix 19 in $ Billions

Senior Management Senior Management Name Title Years in Banking Years with S&T Todd D. Brice President & CEO 32 32 Mark Kochvar Chief Financial Officer 31 25 David G. Antolik Chief Lending Officer 29 27 Ernest J. Draganza Chief Risk Officer 31 26 Patrick J. Haberfield Chief Credit Officer 30 7 David P. Ruddock Chief Operating Officer 32 32 Thomas J. Sposito, II Chief Corporate Develop Officer 32 5 Rebecca A. Stapleton Chief Banking Officer 29 29 20

Valuation Stock Performance Total Annualized Shareholder Return Includes reinvested dividends (Data as of 03.31.18) 1 YR 3 YR 5 YR 10 YR STBA 18.09% 14.90% 19.63% 5.25% S&P 600 Bank 9.15% 17.03% 16.70% 6.18% NASDAQ Bank 10.74% 17.13% 16.57% 7.10% S&P 500 14.06% 10.77% 13.28% 9.48% Source: Bloomberg Institutional Ownership 56.32% Insider Ownership 2.53% Employee 401K 1.47% Source: NASDAQ, 2018 Proxy and internal data 21

Performance

S&T Bancorp Inc.

Performance Summary

	1Q18	2017	Excludes DTA[2]	2016	2015	2014
Net Income (in $ thousands)	$26,163	$72,968	*$86,401*	$71,392	$67,081	$57,910
Diluted Earnings per Share	$0.75	$2.09	*$2.47*	$2.05	$1.98	$1.95
Dividends Declared per Share	$0.22	$0.82		$0.77	$0.73	$0.68
Total Assets (in $ millions)	$7,005	$7,060		$6,943	$6,318	$4,965
Total Loans (in $ millions)	$5,734	$5,766		$5,615	$5,063	$3,872
Total Deposits (in $ millions)	$5,387	$5,428		$5,272	$4,877	$3,909
Return on Average Assets	1.51 %	1.03%	*1.22%*	1.08%	1.13%	1.22%
Return on Average Equity	11.92 %	8.37%	*9.90%*	8.67%	8.94%	9.71%
Return on Tangible Equity[1]	17.83 %	12.77%	*15.08%*	13.71%	14.39%	14.02%
Net Interest Margin (FTE)[1]	3.59 %	3.56%		3.47%	3.56%	3.50%
Nonperforming Assets/Loans+OREO	0.42 %	0.42%		0.77%	0.71%	0.33%
Allowance for Loan Losses/Total Portfolio Loans	1.03 %	0.98%		0.94%	0.96%	1.24%
Net Loan Charge-offs/Average Loans	(0.01)%	0.18%		0.25%	0.22%	0.00%
Risk Based Capital-Total	12.85 %	12.55%		11.86%	11.60%	14.27%
Tangible Common Equity/Tangible Assets[1]	9.02 %	8.72%		8.23%	8.24%	9.00%

(1) Refer to appendix for reconciliation of Non-GAAP financial measures

(2) These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.

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Financial Data Income Statement Excludes 1Q18 2017 DTA(1) 2016 2015 2014 Net Interest Income $56,932 $225,733 $203,259 $187,551 $148,042 Noninterest Income 13,792 55,462 54,635 51,033 46,338 Total Revenue 70,724 281,195 257,894 238,584 194,380 Noninterest Expense 36,082 147,907 143,232 136,717 117,240 Provision for Loan Losses 2,472 13,883 17,965 10,388 1,715 Net Income Before Taxes 32,170 119,405 96,697 91,479 75,425 Taxes 6,007 46,437 $33,004 25,305 24,398 17,515 Net Income $26,163 $72,968 $86,401 $71,392 $67,081 $57,910 Diluted Earnings per Share $0.75 $2.09 $2.47 $2.05 $1.98 $1.95 Dollars in thousands, except per share data 23 (1)These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.

Financial Data Balance Sheet 1Q18 2017 2016 2015 2014 Securities $687,650 $698,291 $693,487 $660,963 $640,273 Interest-bearing Balances 112,849 61,965 87,201 41,639 57,048 Loans, Net 5,674,850 5,709,544 5,562,437 5,014,786 3,823,805 Other 529,980 590,455 599,928 600,966 443,560 Total Assets $7,005,329 $7,060,255 $6,943,053 $6,318,354 $4,964,686 Deposits $5,387,094 $5,427,891 $5,272,377 $4,876,611 $3,908,842 Borrowings 661,920 683,081 771,164 580,748 385,666 Other Liabilities 60,908 65,252 57,556 68,758 61,789 Equity 895,407 884,031 841,956 792,237 608,389 Total Liabilities & Equity $7,005,329 $7,060,255 $6,943,053 $6,318,354 $4,964,686 Dollars in thousands 24

Financial Data Net Interest Margin 1Q18 2017 2016 2015 2014 Securities - FTE 2.53% 2.48% 2.41% 2.48% 2.58% Loans - FTE 4.50% 4.32% 4.08% 4.09% 4.06% Total Interest-earning Assets - FTE 4.28% 4.09% 3.87% 3.86% 3.78% Deposits 0.80% 0.62% 0.51% 0.37% 0.36% Borrowings 1.79% 1.27% 0.86% 0.71% 0.91% Total Costing Liabilities 0.95% 0.72% 0.55% 0.40% 0.41% Net Interest Margin – FTE(1) 3.59% 3.56% 3.47% 3.56% 3.50% Purchase Accounting NIM – FTE(1) 3.56% 3.53% 3.41% 3.44% 3.49% (1)Refer to appendix for reconciliation of Non-GAAP financial measures 25

Financial Data Loan Portfolio 1Q18 2017 2016 2015 2014 Commercial Commercial Real Estate $2,760,891 $2,685,994 $2,498,476 $2,166,603 $1,682,236 Commercial & Industrial 1,406,950 1,433,266 1,401,035 1,256,830 994,138 Construction 324,141 384,334 455,884 413,444 216,148 Total Commercial 4,491,982 4,503,594 4,355,395 3,836,877 2,892,522 Consumer Residential Mortgage 692,385 698,774 701,982 639,372 489,586 Home Equity 474,850 487,326 482,284 470,845 418,563 Installment and Other Consumer 66,890 67,204 65,852 73,939 65,567 Construction 4,506 4,551 5,906 6,579 2,508 Total Consumer 1,238,631 1,257,855 1,256,024 1,190,735 976,224 Total Portfolio Loans 5,730,613 5,761,449 5,611,419 5,027,612 3,868,746 Total Loans Held for Sale 3,283 4,485 3,793 35,321 2,970 Total Loans $5,733,896 $5,765,934 $5,615,212 $5,062,933 $3,871,716 26 Dollars in thousands

Financial Data Asset Quality 1Q18 2017 2016 2015 2014 Total Nonperforming Loans $21,335 $23,938 $42,635 $35,382 $12,457 Nonperforming Loans/Total Loans 0.37% 0.42% 0.76% 0.70% 0.32% Nonperforming Assets/Total Loans + OREO 0.42% 0.42% 0.77% 0.71% 0.33% Net Charge-offs (Recoveries)/Average Loans (0.01)% 0.18% 0.25% 0.22% 0.00% Allowance for Loan Losses/Total Portfolio Loans 1.03% 0.98% 0.94% 0.96% 1.24% Allowance for Loan Losses/Nonperforming Loans 277% 236% 124% 136% 385% Dollars in thousands 27

Financial Data Capital 1Q18 2017 2016 2015 2014 Leverage 9.72% 9.17% 8.98% 8.96% 9.80% Common Tier 1 – Risk-Based Capital 11.02% 10.71% 10.04% 9.77% 11.81% Tier 1 – Risk-Based Capital 11.36% 11.06% 10.39% 10.15% 12.34% Total – Risk-Based Capital 12.85% 12.55% 11.86% 11.60% 14.27% Tangible Common Equity/Tangible Assets(1) 9.02% 8.72% 8.23% 8.24% 9.00% (1)Refer to appendix for reconciliation of Non-GAAP financial measures 28

Appendix APPENDIX – Non-GAAP Measures 1Q18 2017 2016 2015 2014 Tangible shareholders' equity/tangible assets (non-GAAP) Total Shareholders’ Equity (GAAP basis) $895,407 $884,031 $841,956 $792,237 $608,389 Less: goodwill and other intangible assets (290,572) (295,347) (296,580) (298,289) (178,451) Tax effect of other intangible assets 656 1,287 1,719 2,284 921 Tangible shareholders' equity (non-GAAP) 605,491 589,971 547,095 496,232 430,859 Total assets (GAAP basis) 7,005,329 7,060,255 6,943,053 6,318,354 4,964,686 Less: goodwill and other intangible assets (290,572) (295,347) (296,580) (298,289) (178,451) Tax effect of other intangible assets 656 1,287 1,719 2,284 921 Tangible assets (non-GAAP) $6,715,413 $6,766,195 $6,648,192 $6,022,349 $4,787,156 Tangible shareholders' equity/tangible assets (non-GAAP) 9.02% 8.72% 8.23% 8.24% 9.00% Return on average tangible shareholders' equity (non-GAAP) Net Income $106,105 $72,968 $71,392 $67,081 $57,910 Plus: amortization of intangibles 1,037 1,233 1,615 1,818 1,129 Tax effect of amortization of intangibles (218) (432) (565) (636) (395) Net income before amortization of intangibles 106,924 73,769 72,442 68,263 58,644 Total average shareholders’ equity (GAAP Basis) 889,808 872,130 823,607 750,069 596,155 Less: average goodwill and other intangible assets (290,754) (295,937) (297,377) (278,130) (178,990) Tax effect of other intangible assets 685 1,493 1,992 2,283 1,109 Tangible average shareholders' equity (non-GAAP) $599,739 $577,686 $528,222 $474,222 $418,274 Return on average tangible shareholders' equity (non-GAAP) 17.83% 12.77% 13.71% 14.39% 14.02% Dollars in thousands 29

Appendix APPENDIX – Non-GAAP Measures 1Q18 2017 2016 2015 2014 Efficiency ratio (non-GAAP) Noninterest expense $36,082 $147,907 $143,232 $136,717 $117,240 Net interest income 56,932 225,733 203,259 187,551 148,042 Plus: taxable equivalent adjustment 940 7,493 7,043 6,123 5,461 Net interest income (FTE) (non-GAAP) 57,872 233,226 210,302 193,674 153,503 Noninterest income 13,792 55,462 54,635 51,033 46,338 Less: securities (gains) losses, net — (3,000) — 34 (41) Net interest income (FTE) (non-GAAP) plus noninterest income $71,664 $285,688 $264,937 $244,741 $199,800 Efficiency ratio (non-GAAP) 50.35% 51.77% 54.06% 55.86% 58.67% 30

Appendix APPENDIX – Non-GAAP Measures 1Q18 2017 2016 2015 2014 Net Interest Margin Rate (FTE) (Non-GAAP) Total interest income $68,029 $260,642 $227,774 $203,548 $160,523 Less: interest expense (11,097) (34,909) (24,515) (15,997) (12,481) Net interest income per consolidated statements of net income 56,932 225,733 203,259 187,551 148,042 Plus: taxable equivalent adjustment 940 7,493 7,043 6,123 5,461 Net interest income (FTE) (non-GAAP) 57,872 233,226 210,302 193,674 153,503 Purchase accounting adjustment (474) (1,839) (2,952) (6,202) (109) Purchase accounting net interest income (FTE) (non-GAAP) $57,398 $231,387 $207,350 $187,472 $153,394 Average interest earning assets $6,519,818 $6,549,821 $6,067,151 $5,432,862 $4,386,799 Net Interest Margin 3.53% 3.45% 3.35% 3.45% 3.37 % Adjustment to FTE Basis 0.06% 0.11% 0.12% 0.11% 0.13 % Net Interest Margin (FTE) (non-GAAP) 3.59% 3.56% 3.47% 3.56% 3.50 % Purchase accounting adjustment (0.03)% (0.03)% (0.06)% (0.12)% (0.01)% Purchase accounting NIM – FTE (non-GAAP) 3.56% 3.53% 3.41% 3.44% 3.49 % Dollars in thousands 31

Appendix APPENDIX – Non-GAAP Measures 2017 2017 Return on Average Equity Return on Tangible Shareholders' Equity Net Income $72,968 Net Income $72,968 Plus: DTA re-measurement 13,433 Plus: DTA re-measurement 13,433 Adjusted net income (non-GAAP) 86,401 Adjusted net income (non-GAAP) 86,401 Average assets 872,130 Plus: amortization of intangibles 1,233 Plus: DTA re-measurement 589 Tax effect of amortization of intangibles (432) Average assets (non-GAAP) 872,719 Adjusted net income before amortization of intangibles 87,202 Return on average equity (non-GAAP) 9.90% Average total shareholders' equity 872,130 Plus: DTA re-measurement 589 Less: average goodwill and other intangible assets (295,937) Return on Average Assets Tax effect of average goodwill and other intangible assets 1,493 Net Income $72,968 Average tangible equity (non-GAAP) $578,275 Plus: DTA re-measurement 13,433 Return on average tangible equity (non-GAAP) 15.08% Adjusted net income (non-GAAP) 86,401 Diluted Earnings Per Share Average assets $7,060,232 Net Income $72,968 Plus: DTA re-measurement 589 Plus: DTA re-measurement 13,433 Average assets (non-GAAP) 7,060,821 Adjusted net income (non-GAAP) 86,401 Return on average assets (non-GAAP) 1.22% Average shares outstanding - diluted 34,955 Diluted earnings per share (non-GAAP) $2.47 Dollars in thousands 32

First Quarter 2018 MEMBER FDIC